EXHIBIT 10.7

                   FARMOUT AGREEMENT DATED DECEMBER 12, 2006





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BOUNTY DEVELOPMENTS LTD.                                1250, 340 - 12 Ave. S.W.
                                                                     Calgary, AB
                                                                         T2R 1L5
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                                                              Tel (403) 264-4994
                                                              Fax (403) 266-6031
                                                            PCLARK@BOUNTYDEV.COM



                                                                January 22, 2007

1286664 ALBERTA LTD.                  DAMASCUS ENERGY INC.
22 Barclay Walk S.W.,                 22 Barclay Walk S.W.,
Calgary, Alberta T2P 4V9              Calgary, Alberta T2P 4V9

ATTENTION: MICHAEL VANDALE            Attention: Michael Vandale


                                      PATCH ENERGY INC.
                                      300, 441 5th Avenue S.W.,
                                      Calgary, Alberta

                                      ATTENTION: MICHAEL VANDALE

Dear Sirs:

RE: FARMOUT AGREEMENT RE: FIREBAG, ALBERTA DATED ON OR ABOUT DECEMBER 12, 2006 BETWEEN BOUNTY DEVELOPMENTS LTD. ("BOUNTY") AND 1286664 ALBERTA LTD. ("1286664") (THE "FIREBAG FARMOUT AGREEMENT")
      SECTIONS 25-36 TWP 91 RGE 2 W4M
      SECTIONS 1-6 TWP 92 RGE 2 W4M
      OIL SANDS BELOW THE TOP OF THE VIKING FM TO BASE WOODBEND GRP BOUNTY FILES: AM- 227-001 & AM-227-002

      AND

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RE:   FARMOUT AGREEMENT RE: DOVER (ELLS), ALBERTA DATED ON OR ABOUT
      NOVEMBER 30, 2006 BETWEEN BOUNTY AND DAMASCUS ENERGY INC.
      ("DAMASCUS") (THE "DOVER FARMOUT AGREEMENT")
      SECTIONS 2-5, 8-11 AND 14-17, TWP 96-15 W4M
      SECTIONS 25-27, 35, 36 TWP 93 RGE 14 W4M;
      SECTIONS 4-9, TWP 95 RGE 14 W4M;
      SECTIONS 19-21, 28-33, 94-14 W4M
      OIL SANDS BELOW THE TOP OF THE VIKING FM TO BASE WOODBEND GRP
      BOUNTY FILES: AM-226-001 & AM-226-002
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Bounty hereby confirms its agreement and, by signing in the space provided below, 1286664, Damascus and Patch confirm their agreement to the following:

1. The $2,000,000 Canadian previously paid by 1286664 to Bounty pursuant to clause 3(a) of the Firebag Farmout Agreement shall be transferred to the Dover


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Farmout Agreement and shall be deemed and considered for all purposes to have been payment of a cash call to Bounty, as interim Operator, to be applied toward the cost of the Evaluation Wells referred to in paragraph 5 of the Dover Farmout Agreement.

2. 1286664 shall have until February 15, 2007, or such other time as the parties agree to in writing, to pay to Bounty the $2,000,000 Canadian referred to in paragraph 3(a) of the Firebag Farmout Agreement. 1286664 shall pay simple interest on the said $2,000,000 Canadian to Bounty at the rate of 10 percent per annum from January 22, 2007 until such funds plus interest are paid to Bounty.

3. 1286664 shall have until February 15, 2007, or such other time as the parties agree to in writing, to pay to Bounty the $3,100,000 Canadian referred to in paragraph 3(b) of the Firebag Farmout Agreement. 1286664 shall pay simple interest on the said $3,100,000 Canadian to Bounty at the rate of 10 percent per annum from January 15, 2007 until such funds plus interest are paid to Bounty.

Excepted as amended hereby, the Firebag Farmout Agreement and the Dover Farmout Agreement shall remain in full force and effect. Please confirm your agreement with the changes stated herein by signing and returning this letter as soon as possible.

Yours truly,
BOUNTY DEVELOPMENTS LTD.


PAUL S. CLARK
Land Manager

                  Acknowledged and Agreed to this _____ day of January, 2006.

                  1286664 ALBERTA LTD.

                  PER:
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                  Acknowledged and Agreed to this _____ day of January, 2006.

                  DAMASCUS ENERGY INC.

                  PER:
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                  Acknowledged and Agreed to this _____ day of January, 2006.

                  PATCH ENERGY INC.

                  PER:
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